UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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American Funds Global Insight Fund
American Funds International Vantage Fund

Capital Group Private Client Services Funds

Capital Group U.S. Equity Fund

Emerging Markets Growth Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important news about your shareholder meetings

Joint proxy statement

American Funds® Global Insight Fund

American Funds® International Vantage Fund

Capital Group Private Client Services Funds

Capital Group U.S. Equity Fund

Emerging Markets Growth Fund, Inc.

Important Proxy Material

PLEASE CAST YOUR VOTE NOW

October 7, 2022

Dear Shareholder:

I am writing to let you know that special shareholder meetings for each of American Funds Global Insight Fund (“GIF”), American Funds International Vantage Fund (“IVE”), Capital Group California Core Municipal Fund and Capital Group California Short-Term Municipal Fund, both of which are series of Capital Group Private Client Services Funds (“PCS”), Capital Group U.S. Equity Fund (“CAPUSE”) and Emerging Markets Growth Fund, Inc. (“EMGF”) will be held on Friday, December 2, 2022, at the office of Capital Group (“Capital”), 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time. On the following page, you will find a listing of the series and funds that will be holding meetings (each a “Fund” and, collectively, the “Funds”).

At each meeting, shareholders of GIF, IVE, PCS, CAPUSE and EMGF will be asked to vote to elect board members of their respective Funds. Detailed information about the proposal (including a description of the proposed slate of board members for each Fund) is contained in the enclosed material and Joint Proxy Statement, which we invite you to review closely.

Importantly, the current board members of each Fund, most of whom are not affiliated with Capital, have considered the proposal detailed in the Joint Proxy Statement and have determined that it is in the best interest of the applicable Funds and their respective shareholders, and unanimously recommend that you vote “FOR” each of the nominees.

Whether or not you plan to attend the meetings in person, we need your vote regardless of how many shares you own. We realize that you lead a busy life and may be tempted to put aside this proxy information for another time. By responding promptly, you will save your Fund(s) the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote your shares by telephone, via the Internet or by completing, signing and dating the enclosed proxy card (your ballot) and mailing it in the postage-paid envelope included in this package. If you have questions, please call us toll-free at (800) 421-4225. We will be glad to help you cast your vote quickly. Thank you for participating in this important initiative.

Sincerely,

Michael W. Stockton

Executive Vice President of the Funds

JOINT MEETINGS OF SHAREHOLDERS

The following series or funds (each a “Fund,” and, collectively, the “Funds”) will each hold special shareholder meetings (each meeting of shareholders is referred to as a “Shareholder Meeting,” and collectively, the “Shareholder Meetings”) on Friday, December 2, 2022, at the office of Capital, 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time:

American Funds® Global Insight Fund

American Funds® International Vantage Fund

Capital Group Private Client Services Funds

Capital Group California Core Municipal Fund

Capital Group California Short-Term Municipal Fund

Capital Group U.S. Equity Fund

Emerging Markets Growth Fund, Inc.

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IMPORTANT INFORMATION

TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the full text of the Joint Proxy Statement (“Proxy Statement”). Below is a brief overview of the proposal. Your vote is important.

Why am I being asked to vote?

As of October 3, 2022, the Record Date for the Shareholder Meetings, you were a shareholder of one or more of the Funds. The proposal requires the approval of Fund shareholders. The board members (the “Board”) of each Fund has approved the proposal below and unanimously recommends that you vote “FOR” each of the nominees.

What am I being asked to vote on?

You are being asked to vote on a proposal (the “Proposal”) to elect board members of each of the Fund(s) for which you are a shareholder. The Proxy Statement contains information relevant to the consideration of nominees for the Boards. Shareholders of each of American Funds Global Insight Fund (“GIF”), American Funds International Vantage Fund (“IVE”), Capital Group U.S. Equity Fund (“CAPUSE”), and Emerging Markets Growth Fund, Inc. (“EMGF”) will vote separately to elect members of the Board of their respective Funds. Shareholders of Capital Group California Core Municipal Fund and Capital Group California Short-Term Municipal Fund, both of which are series of Capital Group Private Client Services Funds (“PCS”), will vote together to elect members of the Board of PCS. The investment adviser for each of GIF, IVE, PCS and CAPUSE is Capital Research and Management Company (“CRMC”). The investment adviser for EMGF is Capital International, Inc. (“CIInc.”).

What are the reasons for and advantages of the Proposal?

The boards of mutual funds managed by CRMC and CIInc., including the Funds, are arranged in clusters, or groups of funds with similar or complementary investment objectives and strategies. Members of the boards in each cluster, as a body, possess the qualifications, skills, attributes, diversity and experience to appropriately oversee the funds they represent.

The cluster that is comprised of the Funds GIF, IVE, PCS, CAPUSE and EMGF is small in terms of assets under management. The current boards of the Funds believe that moving the Funds into other clusters comprised of funds with similar or complementary investment objectives, strategies and asset classes will streamline operations and be in the best interests of the Funds and their shareholders.

Members of the current boards of GIF, IVE, PCS, CAPUSE and EMGF also serve on the boards of other clusters of funds sponsored by Capital and, if elected by shareholders, will continue to oversee certain Funds. All of the nominees proposed for election are experienced board members who have overseen funds sponsored by Capital and collectively have served for significant periods of time.

The Funds are expected to benefit from a larger number of board members. Each board member provides additional perspective and experience that can help the investment adviser navigate the growing complexities associated with managing registered funds, including governance, regulatory and risk management matters.

Have the Funds’ Board approved the Proposal?

Yes. The Board of each Fund has approved the Proposal to elect board members for such Fund and unanimously recommends that you vote “FOR” each of the nominees.

What if the Proposal is not approved?

If there are not enough votes by shareholders of a Fund to approve the Proposal by the time of its Shareholder Meeting, the meeting may be adjourned or postponed to permit further solicitation of proxy votes.

Who will pay the costs associated with obtaining shareholder approval of the Proposal?

The Board of each Fund has determined that the expenses associated with obtaining shareholder approval of the Proposal, including printing and mailing of this Proxy Statement and solicitation of proxies, are appropriate expenses for the Fund to incur. Accordingly, the Funds will bear these costs. We estimate that these costs will average approximately $2.50 per shareholder account.

How many votes am I entitled to cast?

As a shareholder of a Fund, you are entitled to one vote per share and a proportionate fractional vote for each fractional share you own of a Fund on the Record Date with respect to that Fund’s Shareholder Meeting.

How do I vote my shares?

You may vote your shares by telephone, via the Internet, by mail or by attending a Shareholder Meeting in person. To vote by telephone (24 hours a day) or via the Internet (24 hours a day), please call the number on your proxy card(s) or visit the website and follow the instructions. When voting by telephone or via the Internet you will be required to enter the identifying numbers that appear on your proxy card(s). You can vote by mail by completing, signing and dating the enclosed proxy card(s) and mailing it in the postage-paid envelope. Proxy cards that are signed and dated, but not completed will be voted “FOR” each of the nominees.

If you need assistance, or have any questions regarding the Proposal or how to vote your shares, please call us at (800) 421-4225.

You can help reduce shareholder costs by voting promptly. Your vote is important, regardless of the number of shares you own. Please read the enclosed material and vote your shares.

If you wish to vote in person at a Shareholder Meeting, please complete each proxy card you receive and bring it to the Shareholder Meeting. In the interest of public health, and due to the impact of the coronavirus (COVID-19), any shareholder who attends a Shareholder Meeting will be expected to comply with the latest guidelines prescribed by the Los Angeles County Department of Public Health and is encouraged to follow the recommendations from the Centers for Disease Control and Prevention (CDC). If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at a Shareholder Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Shareholder Meeting.

Whichever voting method you choose, please take time to read the full text of the enclosed Proxy Statement before you vote.

iii

How do I sign the proxy card?

When voting by telephone or via the Internet, you will be required to enter the identifying numbers that appear on your proxy card(s). If voting by mail, please complete, sign and date the proxy card(s). When signing the proxy card(s):

Individual accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint accounts: Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Mary Smith, Trustee.”

Who is Computershare Fund Services?

Computershare Fund Services (“Computershare”) is not affiliated with the Funds or Capital and is a company that specializes in assisting financial firms with shareholder meetings. The Funds have hired Computershare to contact shareholders and record proxy votes. As the date of the Shareholder Meetings approaches, shareholders who have not yet voted their shares may receive a telephone call from this company asking for shareholders’ votes so that the Shareholder Meetings will not need to be adjourned or postponed.

iv

NOTICE OF MEETING OF SHAREHOLDERS

September 26, 2022

To the Shareholders:

Notice is hereby given that special meetings of shareholders for each of American Funds Global Insight Fund, American Funds International Vantage Fund, Capital Group California Core Municipal Fund and Capital Group California Short-Term Municipal Fund, both of which are series of Capital Group Private Client Services Funds, Capital Group U.S. Equity Fund and Emerging Markets Growth Fund, Inc. (each a “Fund,” and collectively, the “Funds”), will be held on Friday, December 2, 2022, at the office of Capital, 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time (each meeting of shareholders is referred to as a “Shareholder Meeting,” and collectively, the “Shareholder Meetings”) and at any adjournment or postponement thereof, for the following purposes:

At the meetings, shareholders will be asked to consider and vote on the following proposal:

1.	To elect board members of each Fund (the “Proposal”).
2.	To consider and act upon any other business as may properly come before the Fund’s Shareholder Meeting or any adjournment or postponement thereof.

Shareholders of record of each Fund at the close of business on October 3, 2022 (the “Record Date”) are entitled to notice of and to vote at the Shareholder Meeting of their Fund and at any adjournment or postponement thereof.

The Board Members (the “Board”) of each Fund unanimously recommends that you vote “FOR” each of the nominees.

The proposed business cannot be conducted for a Fund at its Shareholder Meeting unless the required quorum of shares of the Fund outstanding on the Record Date is present in person or by proxy. Therefore, please cast your vote by telephone, via the Internet or by completing, signing, dating and returning the enclosed proxy card(s) as soon as possible. You may revoke your proxy at any time before its use. Only shareholders of record of a Fund at the close of business on the Record Date are entitled to notice of and to vote at the Fund’s Shareholder Meeting and at any adjournment or postponement thereof.

This notice and the accompanying proxy material are first being sent to shareholders on or about October 14, 2022.

By Order of the Boards of the Funds,

Courtney R. Taylor

Secretary

Important

You can help your Fund(s) avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by calling the toll-free number as described in the enclosed proxy card(s); (b) by accessing the Internet website as described in the enclosed proxy card(s); or (c) by completing, signing, dating and returning the enclosed proxy card(s) in the postage-paid envelope.

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PROXY STATEMENT

EXHIBIT

Exhibit A – Form of Nominating and Governance Committee Charter

APPENDICES

Throughout this Proxy Statement, except where the context indicates otherwise, all references to the “Fund” shall apply to each of American Funds Global Insight Fund, American Funds International Vantage Fund, Capital Group Private Client Services Funds, Capital Group U.S. Equity Fund, and Emerging Markets Growth Fund, Inc.

A list of the “Funds” and abbreviations used for each Fund in this Proxy Statement and a summary of the proposal applicable to each Fund is set forth on the next page.

1

Fund Abbreviations

Name of Fund	Abbreviation
American Funds Global Insight Fund	GIF
American Funds International Vantage Fund	IVE
Capital Group Private Client Services Funds	PCS
Capital Group California Core Municipal Fund	CAPCAM
Capital Group California Short-Term Municipal Fund	CAPCAS
Capital Group U.S. Equity Fund	CAPUSE
Emerging Markets Growth Fund, Inc.	EMGF

EMGF is a Maryland corporation. GIF, IVE, and CAPUSE are Delaware statutory trusts. CAPCAM and CAPCAS are separate series of PCS, which is also a Delaware statutory trust.

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PART I — THE PROPOSAL

Unless otherwise indicated, shareholders of each Fund will vote separately on the Proposal. The successful passage of the Proposal as to any individual Fund is not conditioned on the approval of the Proposal by the shareholders of any other Fund. The shareholders of CAPCAM and CAPCAS will vote together for the election of board members of PCS.

THE PROPOSAL: TO ELECT BOARD MEMBERS

The purpose of the Proposal is to elect members of the Board for each Fund. You are being asked to vote for the election of board members for your Fund(s).

It is intended that the enclosed proxy card(s) will be voted for all nominees (the “nominees”) listed below for the applicable Board unless a proxy contains specific instructions to the contrary. If elected by shareholders, each nominee’s terms in office will commence on January 1, 2023, and will continue until his or her resignation, death or disability, or until his or her successor is elected and qualified.

Each nominee has consented to serve on the applicable Board if elected by shareholders. If, however, before the election, any nominee refuses or is unable to serve, proxies may be voted for a replacement nominee, if any, designated by members of the applicable Board.

Pertinent information about each of the nominees, including information relating to the experience, attributes and skills relevant to the nominee’s qualifications to serve on the Board, is set forth in Appendix 1 to this Proxy Statement. Following is a list of nominees and the Fund(s) for which he or she is standing for election.

Funds for Which Board Member is Being Nominated
Independent Board Member Nominees[1]	CAPCAM	CAPCAS	CAPUSE	EMGF	GIF	IVE
Francisco G. Cigarroa, MD	X	X
Nariman Farvardin	X	X
Jennifer C. Feikin	X*	X*
John G. Freund, MD			X	X	X	X
Pablo R. González Guajardo			X*	X*
Pedro J. Greer, Jr.					X	X
Leslie Stone Heisz	X*	X*
Mary Davis Holt	X	X
Merit E. Janow	X	X	X	X	X	X
William D. Jones			X*	X*
Earl Lewis, Jr.					X	X
John C. Mazziotta, MD, PhD			X	X
William R. McLaughlin			X	X
Kenneth M. Simril			X	X
Margaret Spellings	X	X
Christopher E. Stone					X	X
Alexandra Trower	X	X
Kathy J. Williams			X	X	X	X
Paul S. Williams	X	X
Amy Zegart, PhD					X	X

Interested Board Member Nominees[2]	CAPCAM	CAPCAS	CAPUSE	EMGF	GIF	IVE
Michael C. Gitlin	X	X
Winnie Kwan					X	X
Sung Lee					X	X
William L. Robbins			X	X
James Terrile			X	X
Karl J. Zeile	X	X
*	Currently serving as a board member for this Fund.
[1]	The term Independent Board Member nominee refers to a board member nominee who is not an “interested person” of the Fund within the meaning of the Investment Company Act of 1940 (the “1940 Act”). Such Independent Board Member nominees do not have any affiliation with the Fund’s investment adviser or any of its affiliated entities.
[2]	The term Interested Board Member nominee refers to a board member nominee who is an “interested person” of the Fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the Fund’s investment adviser or its affiliated entities.

James G. Ellis, a current Independent Board Member on the Boards of CAPCAM, CAPCAS, CAPUSE, EMGF, GIF and IVE, plans to retire from each Board at the end of 2022. Vanessa C.L. Chang, a current Independent Board Member on the Boards of CAPCAM, CAPCAS, CAPUSE, EMGF, GIF and IVE, will not stand for election for those Funds. John S. Armour, a current Interested Board Member on the Boards of CAPCAM, CAPCAS, CAPUSE, EMGF, GIF and IVE, will not stand for election for those Funds.

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THE BOARD OF EACH OF THE RESPECTIVE FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR YOUR FUND(S).

PROXIES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES, UNLESS OTHERWISE SPECIFIED.

Board leadership structure

The chair of each Board is currently an Independent Board Member who is not an “interested person” of the Fund within the meaning of the 1940 Act. The Boards have determined that an independent chair facilitates oversight, reduces the possibility of conflicts of interest and enhances the overall effectiveness of the Boards. The independent chair’s duties include, without limitation, generally presiding at meetings of the respective Board, approving Board meeting schedules and agendas, leading meetings of the Independent Board Members in executive session, facilitating communication with committee chairs and serving as the principal Independent Board Member contact for Fund management and counsel to the Independent Board Members and the Fund.

Board role in risk oversight

The operations of each Fund are supervised by its Board, which meets periodically and performs duties required by applicable state and federal laws. Day-to-day management of each Fund, including risk management, is the responsibility of the Fund’s contractual service providers, including the Fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the Fund’s operations, including the processes and associated risks relating to the Fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The Boards oversee the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the Boards receive reports regarding the operations of a Fund’s service providers, including risks. For example, the Boards receive reports from investment professionals regarding risks related to a Fund’s investments and trading. The Boards also receive compliance reports from the chief compliance officers of the Funds and the investment adviser addressing certain areas of risk.

As described in greater detail below, each Board has organized three standing committees, each of which is comprised entirely of Independent Board Members: an audit committee (“audit committee”), a contracts committee (“contracts committee”) and a nominating and governance committee (“nominating and governance committee”). Those committees, as well as joint committees of Independent Board Members of the Funds, and other funds managed by the investment advisers, also explore risk management procedures in particular areas and report back to the full Board.

Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s objectives. As a result of the foregoing and other factors, the ability of the Funds’ service providers to eliminate or mitigate risks is subject to limitations.

Board committees and membership

Each Board member serving on a committee was an Independent Board Member during such Fund’s most recent fiscal year (the most recent fiscal year end for PCS, CAPUSE, GIF and IVE was October 31, 2021, and EMGF was June 30, 2022). The current membership for each committee is composed of all the Board’s Independent Board Members. If the nominees are elected, each Board may reconstitute its committees; however, each Board expects that only Independent Board Members will continue to comprise the committees. Each Board held four meetings during its most recent fiscal year.

Each Fund has an audit committee which provides oversight regarding the Fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the Fund’s principal service providers. The audit committee acts as a liaison between the Fund’s independent registered public accounting firm and its full Board. Each audit committee held five meetings during its most recent fiscal year.

Each Fund has a contracts committee. The contracts committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under Rule 12b-1 adopted under the 1940 Act, that the Fund may enter into, renew or continue, and to make recommendations to the Fund’s full Board on these matters. Each contracts committee held one meeting during its most recent fiscal year.

Each Fund has a nominating and governance committee which operates under a written charter, a form of which is set forth in Exhibit A to this Proxy Statement. The nominating and governance committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board. The nominating and governance committee also coordinates annual self-assessments of each Fund’s Board and evaluates, selects and nominates Independent Board Members to the full Board. While the nominating and governance committee of each Fund normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be made in writing to the nominating and governance committee of the Fund, addressed to the Fund’s secretary, and accompanied by complete biographical and occupational data of the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee (see also the section of this Proxy Statement titled “Shareholder Proposals”). Each nominating and governance committee held two meetings during its most recent fiscal year.

Board member compensation and Fund ownership

Compensation paid to each Independent Board Member for the Fund(s) he or she oversees as a Board member, during the most recent fiscal year for each Fund, is set forth in Appendix 2 to this Proxy Statement. The value of Fund shares owned by each Board Member or nominee in the Fund(s) he or she oversees, or would oversee, as a Board member as of June 30, 2022, is also set forth in Appendix 2 to this Proxy Statement. No compensation is paid by the Fund to any Board member who is affiliated with the investment advisers. No pension or retirement benefits are accrued to any nominee as part of Fund expenses. The Independent Board Members, including the nominees, do not own any interest in CRMC, CIInc., or any of their affiliates.

Other officers

Set forth in Appendix 3 to this Proxy Statement are the executive officers of each Fund as of the date of this Proxy Statement. Each officer listed was appointed and each will hold office until his or her resignation, removal or retirement, or until a successor is duly elected and qualified.

No officer, director or employee of CRMC or CIInc. receives any remuneration from any Fund.

Board correspondence

The Funds do not hold annual meetings of shareholders and, therefore, do not have a policy with regard to Board member attendance at such meetings. If a shareholder wishes to send a communication to any of the Boards, or to a specified Board member, the communication should be submitted in writing to the secretary of the applicable Fund(s) at 333 South Hope Street, 55th Floor, Los Angeles, California 90071, who will forward such communication to the applicable Board member(s).

4

PART II

ADDITIONAL INFORMATION ABOUT THE FUNDS

THE INVESTMENT ADVISERS. Capital Research and Management Company (“CRMC”) serves as investment adviser to CAPCAM, CAPCAS, CAPUSE, GIF, and IVE. CRMC manages the investment portfolios and business affairs of each applicable Fund pursuant to an Investment Advisory and Service Agreement. CRMC is located at 333 South Hope Street, Los Angeles, California 90071. Capital International, Inc. (“CIInc.”), serves as investment adviser to EMGF, and manages the investment portfolio and business affairs of such Fund pursuant to an Investment Advisory and Service Agreement. CIInc. is located at 333 South Hope Street, Los Angeles, California 90071.

THE UNDERWRITER. American Funds Distributors, Inc., an affiliate of CRMC and CIInc., is the principal underwriter of the Funds’ shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 N. Meridian Street, Carmel, IN 46032.

THE TRANSFER AGENT. American Funds Service Company, an affiliate of CRMC and CIInc., maintains the records of shareholder accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions for each Fund. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, California 92618. In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company, or its affiliates, and the third parties receive compensation according to such agreements.

THE CUSTODIAN. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is the custodian for the cash and securities of CAPCAM, CAPCAS, CAPUSE, GIF, and IVE. JP Morgan Chase Bank N.A., 270 Park Avenue, New York, New York 10017, is the custodian for the cash and securities of EMGF.

OTHER MATTERS. Each Fund’s last audited financial statements for the most recent fiscal year and most recent annual and semi-annual reports are available free of charge. Copies of these documents can be obtained by writing to the secretary of the applicable Fund(s) at 333 South Hope Street, Los Angeles, CA 90071, by calling us toll-free at (800) 421-4225 or by visiting us at capitalgroup.com.

SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the Funds have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please call us at (800) 421-4225, or write to the secretary of the applicable Fund(s) at 333 South Hope Street, Los Angeles, CA 90071 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual or semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual or semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

TOTAL SHARES OUTSTANDING. As of the June 30, 2022, the outstanding shares and classes of each Fund were as set forth in Appendix 4 to this Proxy Statement.

PRINCIPAL SHAREHOLDERS. As of June 30, 2022, each Fund’s shareholders of record and/or beneficial owners who, to the Fund’s knowledge, owned 5% or more of the Fund’s shares are set forth in Appendix 5 to this Proxy Statement.

As of June 30, 2022, the officers and trustees of CAPCAM, CAPCAS, CAPUSE, GIF and IVE, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund. As of August 1, 2022, the officers and directors of EMGF, as a group, owned beneficially or of record 1.80% of the outstanding shares of the Fund.

AUDIT COMMITTEE

AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Each Fund’s audit committee acts as the liaison between the full Board and the Fund’s independent registered public accounting firm (“auditors”). The Audit Committee of each Fund is responsible for the appointment, compensation and retention of the Fund’s auditors, including evaluating their independence, recommending their selection to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal accounting. Each Fund’s audit committee is composed of all Independent Board Members.

SELECTION OF AUDITORS. The audit committee and the Board of each Fund have selected PricewaterhouseCoopers LLP (“PwC”), as indicated in Appendix 6 of this Proxy Statement, as auditors of each Fund for the current fiscal year. The Funds do not expect representatives of PwC to be present at the Shareholder Meetings; however, representatives of PwC will have the opportunity to make a statement if they wish and will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees paid to PwC by each Fund for professional services rendered for the audit of the Fund’s annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements for the Fund’s last two fiscal years are set forth in Appendix 6 to this Proxy Statement.

AUDIT-RELATED FEES. The aggregate fees paid to PwC by each Fund for assurance and other services rendered that are reasonably related to the performance of the audit or review of the Fund’s financial statements for the Fund’s last two fiscal years and not reported under “Audit Fees” above are set forth in Appendix 6 to this Proxy Statement.

TAX FEES. The aggregate fees paid to PwC by each Fund for tax compliance, tax advice or tax planning services (“tax services”) rendered by PwC to a Fund for that Fund’s last two fiscal years are set forth in Appendix 6 to this Proxy Statement. The tax services for which these fees were paid related to the preparation of the Fund’s tax returns.

ALL OTHER FEES. The Funds did not pay any fees for products or services provided by PwC to the Funds, other than those reported above, for each Fund’s last two fiscal years.

AGGREGATE NON-AUDIT FEES. The aggregate fees paid to PwC by each Fund for non-audit services provided to such Fund, to each Fund’s investment adviser and to any entity controlling, controlled by, or under common control with each Fund’s investment adviser that provide ongoing services to the Fund for each Fund’s last two fiscal years are set forth in Appendix 6 to this Proxy Statement. The audit committee of each Fund has determined that the provision of such non-audit services, including tax-related services, to the Fund’s investment adviser and to any entities controlling, controlled by, or under common control with the Fund’s investment adviser that provide ongoing services to the Fund is compatible with maintaining PwC’s independence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The audit committee of each Fund has adopted pre-approval policies and procedures that require all audit, audit-related, tax and other services provided by PwC be pre-approved by the audit committee. The audit committee of each Fund has further delegated the authority to review and pre-approve such fees for services not to exceed an aggregate amount of $5,000 to the audit committee chair, provided the audit committee chair reports such matters to the full audit committee at its next meeting.

5

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. Your vote is being solicited by, and on behalf of, the Board members of each Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Funds. The Funds reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Funds have engaged Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an estimated average cost of approximately $2.50 per shareholder account. The Funds expect that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If your Fund does not receive your proxy by a certain time you may receive a telephone call from Computershare asking you to vote. In any case, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable state telemarketing and privacy laws. The Funds do not reimburse Board members and officers of the Funds or regular employees and agents of the investment advisers involved in the solicitation of proxies. The Funds intend to pay all costs associated with the solicitation and the Shareholder Meetings.

VOTING BY BROKER-DEALERS. The Funds expect that, before the Shareholder Meetings, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation material, the Funds understand that broker-dealers may vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

QUORUM. For each of CAPUSE, EMGF, GIF and IVE, holders of one-third of the outstanding shares of the Fund, present in person or represented by proxy, constitutes a quorum at the Shareholder Meeting for purposes of acting upon the Proposal. For CAPCAM and CAPCAS, holders of one-third of the outstanding shares of the Funds considered together, present in person or represented by proxy, constitutes a quorum at the Shareholder Meeting for purposes of acting upon the Proposal. Proxies returned with respect to shares over which broker-dealers have discretionary voting power, shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxy instructions reflect an abstention will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

VOTE REQUIRED AND METHOD OF TABULATION. For CAPCAM, CAPCAS, CAPUSE, GIF, and IVE, the election of each nominee to the Board of each applicable Fund requires the affirmative vote of a plurality of the shares present in person or by proxy at the applicable Shareholder Meeting. The shareholders of CAPCAM and CAPCAS will vote together for the election of Board members. A plurality means that the nominees receiving the highest number of votes cast at a meeting at which a quorum is present will be elected, even if they receive less than a majority of the votes cast. For EMGF, the election of each nominee to the Board requires the affirmative vote of a majority of the votes cast in person or by proxy at the Shareholder Meeting of the Fund. Abstentions and broker non-votes will be treated as votes present at the Shareholder Meetings, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal. Proxy cards that are signed and dated, but not completed, will be voted “FOR” all proposals.

ADJOURNMENT OR POSTPONEMENT. With respect to any Fund, whether or not a quorum is present, the Shareholder Meeting may be adjourned or postponed by a majority of the votes properly cast upon the question of adjourning or postponing the Shareholder Meeting to another date and time. With respect to EMGF, whether or not a quorum is present, the Shareholder Meeting may also be adjourned or postponed to another date and time by the chairman of such meeting. With respect to each Fund (other than EMGF), whether or not a quorum is present, the Shareholder Meeting may also be adjourned or postponed to another date and time by, or upon the authority of, the Chairman of the Board or the Board Members of such Fund. Any adjournment or postponement may be made with respect to any business which might have been transacted at such Shareholder Meeting, and any adjournment or postponement will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment or postponement. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment or postponement and on any other proposals raised at the Shareholder Meeting to the extent permitted by federal proxy rules, including proposals for which management of the Fund did not have timely notice.

SHAREHOLDER PROPOSALS. The Funds are not required and do not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for its next meeting of shareholders should send a written proposal to the office of the applicable Fund at 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

REVOKING YOUR PROXY. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy by voting again — by telephone, via the Internet, or by completing, signing, dating, and returning your proxy card. You can also revoke a prior proxy by writing to the Fund’s secretary at 333 South Hope Street, Los Angeles, CA 90071 or by voting in person at the Shareholder Meeting. You may revoke your proxy at any time up until voting results are announced at the Shareholder Meeting.

OTHER BUSINESS. No business other than the matters described above is expected to come before the Shareholder Meetings, but should any other matter requiring a vote of any Fund’s shareholders arise, including any questions as to an adjournment or postponement of a Shareholder Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Boards,

Courtney R. Taylor

Secretary

October 7, 2022

6

EXHIBIT A

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

(as approved and adopted by the Board of each Fund/Trust

as of December 2014)

I.	COMMITTEE ORGANIZATION

The Nominating and Governance Committee (the “Committee”), a committee established by the Board of Directors/Trustees (the “Board”) of the Fund/Trust, will be comprised solely of members of the Board who are not considered “interested persons” of the Fund/Trust under the Investment Company Act of 1940 (the “Act”), and who are otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund/Trust, or be a former officer or director of Capital Research and Management Company (“CRMC”) or any of its affiliates.

The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Committee will be composed of at least three independent board members. The Fund’s/Trust’s Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related material, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. The Committee may ask independent legal counsel, representatives of CRMC or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

II.	DUTIES AND RESPONSIBILITIES

The Committee will:

(a)	Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent board member skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession issues.
(b)	Identify and screen independent board member candidates for appointment to the Board, and submit final recommendations to the full Board for approval.[1] The Committee will, in identifying and screening candidates, consider any policies and objectives it has previously formulated concerning independent board member skills and characteristics.
(c)	Review independent board member compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board.[2]

1  Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise. As part of the identification and screening process, the Committee may consider candidates CRMC suggests, and may involve CRMC representatives in screening candidates. However, the decision to approve candidates for submission to the Board will be made exclusively by the Committee.

2  Board member compensation recommendations may take into account the size of the Fund, the demands placed on the independent board members, the practices of other mutual fund groups, the need to attract and retain qualified independent board members, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

(d)	Review material, including information drawn from independent board member questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of board members or raise concerns regarding potential conflicts of interest.
(e)	Make recommendations to the full Board concerning the appointment of the Chair and Vice Chair of the Board.
(f)	Make recommendations to the full Board concerning the appointment of independent board members to the Board’s committees. The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.[3]
(g)	Periodically consider the responsibilities of Board committees, the continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and make recommendations to the full Board with respect to such matters.
(h)	Participate in discussions regarding the annual assessment of the Board’s performance and review, discuss and make recommendations to the Board relating to those issues arising from such assessment.
(i)	Consider governance-related matters and recommend to the Board any actions related to such matters as the Committee may deem necessary or advisable from time to time.
III.	AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent board members.

Independent legal counsel to the independent board members will serve as independent legal counsel to the Committee.

A-1

IV.	POLICIES AND PROCEDURES

The Committee’s policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

(a)	Provide oversight regarding the orientation of new independent board members.[4] The Committee Chair will designate an experienced independent board member to assist, and be available to, each new independent board member during his or her first year of service on the Board.
(b)	Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and of its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee may also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, and material and presentations, and, as appropriate, Board member attendance.
(c)	Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

3  Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual board members, and their roles on the boards and board committees of other funds managed by CRMC. Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

4  It is expected that orientation material will be provided to each new board member and one or more orientation sessions arranged. These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund board members and their role in overseeing mutual fund investments and operations. Orientation sessions may be facilitated by or include members of the Committee, representatives of CRMC and/or independent legal counsel, as appropriate. New independent board members are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

A-2

APPENDIX 1

Board Member and Nominee Information

Each Fund’s nominating and governance committee and Board select nominees with a view toward constituting a Board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Fund’s service providers, decide upon matters of general policy and represent the long-term interests of Fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current Board members, with a view toward maintaining a Board that is diverse in viewpoint, experience, education and skills. Certain of the nominees currently serve on the Board of each Fund, and the Boards benefit from their experience and familiarity with the respective Funds.

Each Fund seeks nominees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each nominee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the Fund’s Independent Board Members draw in connection with their service, the following table summarizes key experience for each nominee. These references to the qualifications, attributes and skills of the nominees are pursuant to federal proxy disclosure requirements, and shall not be deemed to impose any greater responsibility or liability on any nominee, Board member or the Board as a whole. Notwithstanding the accomplishments listed below, none of the nominees is considered an “expert” within the meaning of the federal securities laws with respect to information in this Joint Proxy Statement.

APP1-1

Information presented in the table below is as of August 1, 2022.

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years	Other relevant experience
Independent Board Member[1]
Francisco G. Cigarroa, MD 1957	Nominee: CAPCAM, CAPCAS	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	88	None	• Corporate board experience • Service on boards of community and nonprofit organizations • MD
Nariman Farvardin 1956	Nominee: CAPCAM, CAPCAS	President, Stevens Institute of Technology	93	None

• Senior management experience, educational institution

• Corporate board experience

• Professor, electrical and computer engineering

• Service on advisory boards and councils for educational, nonprofit and governmental organizations

• MS, PhD, electrical engineering

Jennifer C. Feikin 1968	Director: EMGF (2019) Trustee: CAPCAM, CAPCAS, CAPUSE, GIF, IVE (2019)	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California (until 2021); former Director, First Descents (until 2017)	15	Hertz Global Holdings, Inc.	• Senior corporate management experience • Corporate board experience • Business consulting experience • Service on advisory and trustee boards for charitable and nonprofit organizations • JD
John G. Freund, MD 1953	Nominee: CAPUSE, EMGF, GIF, IVE	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995 – 2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016 — 2020)	10	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc. Former director of Proteon Therapeutics, Inc; (until 2020); Tetraphase Pharmaceuticals, Inc. (until 2020)	• Experience in investment banking, and senior management at multiple venture capital firms and a medical device company • Corporate board experience • MD, MBA
APP1-2

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years	Other relevant experience
Pablo R. González Guajardo 1967	Director: EMGF (2019) Trustee: CAPCAM, CAPCAS, CAPUSE, GIF, IVE (2019)	CEO, Kimberly-Clark de México, SAB de CV	22	América Móvil, SAB de
CV (telecommunications
company); Grupo Lala,
SAB de CV (dairy
company); Grupo
Sanborns, SAB de CV
(retail stores and
restaurants); Kimberly-
Clark de México, SAB de
				CV (consumer staples)	• Service as a chief executive officer • Senior corporate management experience • Corporate board experience • Service on advisory and trustee boards for nonprofit organizations • MBA
Pedro J. Greer, Jr. 1956	Nominee: GIF, IVE	Physician; Professor and Founding Dean, College of Medicine, Roseman University of Health Sciences; former Chairman/Associate Dean, Florida International University	5	None	• Development of health delivery systems; domestically and internationally reforming medical education • MD
Leslie Stone Heisz 1961	Director: EMGF (2019) Trustee: CAPCAM, CAPCAS, CAPUSE, GIF, IVE (2019)	Former Managing Director, Lazard (retired, 2010); Director, Edwards Lifesciences; Trustee, Public Storage; Director, Kaiser Permanente (California public benefit corporation); Former Lecturer, UCLA Anderson School of Management (until 2021)	15	None

• Senior corporate management experience, investment banking

• Business consulting experience

• Corporate board experience

• Service on advisory and trustee boards for charitable and nonprofit organizations

• MBA

Mary Davis Holt 1950	Nominee: CAPCAM, CAPCAS	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting) (2008 – 2017); former COO, Time Life Inc. (1993 – 2003)	89	None

• Service as chief operations officer, global media company

• Senior corporate management experience

• Corporate board experience

• Service on advisory and trustee boards for educational, business and nonprofit organizations

• MBA

APP1-3

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years	Other relevant experience
Merit E. Janow 1958	Nominee: CAPCAM, CAPCAS, CAPUSE, EMGF, GIF, IVE	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated Former director of Trimble Inc. (software, hardware, and services technology) (until 2021)

• Service with Office of the U.S. Trade Representative and U.S. Department of Justice

• Corporate board experience

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• Experience as corporate lawyer

• JD

William D. Jones 1955	Director: EMGF (2019) Trustee: CAPCAM, CAPCAS,CAPUSE, GIF, IVE (2019)	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services) (until 2018)	23	Biogen Inc., Former director of Sempra Energy (until 2022)

• Senior investment and management experience, real estate

• Corporate board experience

• Service as director, Federal Reserve Boards of San Francisco and Los Angeles

• Service on advisory and trustee boards for charitable, educational, municipal and nonprofit organizations

• MBA

Earl Lewis, Jr. 1955	Nominee: GIF, IVE	Professor and Director, University of Michigan (2018 – present); former President, The Andrew W. Mellon Foundation (until 2018)	5	2U, Inc. (educational technology company)	• Senior academic leadership positions at multiple universities • Service on advisory and trustee boards for educational and nonprofit organizations • PhD, history
John C. Mazziotta, MD, PhD 1949	Nominee: CAPUSE, EMGF	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System	6	None	• Service as medical school dean • Service on various advisory boards of educational, scientific research and nonprofit organizations • MD, PhD, neuroanatomy and radiological science
APP1-4

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years	Other relevant experience
William R. McLaughlin 1956	Nominee: CAPUSE, EMGF	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer) (President and CEO until 2020)	6	None	• Experience as a chief executive officer • Corporate board experience • MBA
Kenneth M. Simril 1965	Nominee: CAPUSE, EMGF	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	9	Bunge Limited (agricultural business and food company) Former director of At Home Group Inc. (until 2021)

• Service as operating executive in various private equity-owned companies

• Experience in international business affairs, capital markets and risk management

• Independent trustee and advisor for city and county public pension plans

• MBA, finance, BS, engineering

Margaret Spellings 1957	Nominee: CAPCAM, CAPCAS	President and CEO, Texas 2036 (2019 – present); former President, Margaret Spellings & Company (public policy and strategic consulting) (2019); former President, The University of North Carolina (2016 - 2019); former President, George W. Bush Presidential Center (2013 - 2016)	93	Former director of ClubCorp Holdings, Inc. (until 2017)

• Former U.S. Secretary of Education, U.S. Department of Education

• Former Assistant to the President for Domestic Policy, The White House

• Former senior advisor to the Governor of Texas

• Service on advisory and trustee boards for charitable and nonprofit organizations

Christopher E. Stone 1956	Nominee: GIF, IVE	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations (2012 – 2017)	11	None	• Service on advisory and trustee boards for charitable, international jurisprudence and nonprofit organizations • Former professor, practice of criminal justice • JD, MPhil, criminology
Alexandra Trower 1964	Nominee: CAPCAM, CAPCAS	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies (2008 – 2021)	88	None	• Service on trustee boards for charitable and nonprofit organizations • Senior corporate management experience • Branding
APP1-5

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years	Other relevant experience
Kathy J. Williams 1955	Nominee: CAPUSE, EMGF, GIF, IVE	Board Chair, Carlston Family Foundation; Board Member, Aspen Public Radio; former Commissioner, Marin County Human Rights Commission and Juvenile Justice and Delinquency Prevention Commission (until 2017)	11	None

• Experience in international and government affairs in the transportation field

• Experience as chief operating officer – Vivo Girls Sports, Inc.

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• MBA

Paul S. Williams 1959	Nominee: CAPCAM, CAPCAS	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm) (2005 - 2018)	88

Air Transport Services
Group, Inc. (aircraft
leasing and air cargo
transportation); Compass
Minerals, Inc. (producer
of salt and specialty
fertilizers); Public
Storage, Inc.; Romeo
Power, Inc. (manufacturer
of batteries for electric
vehicles)

Former director of Bob
Evans Farms, Inc.
(restaurant company)
(until 2017); Essendant,
Inc. (business products
wholesaler) (until 2019)

• Senior corporate management experience

• Corporate board experience

• Corporate governance experience

• Service on trustee boards for charitable and educational nonprofit organizations

• Securities law expertise

• JD

Amy Zegart, PhD 1967	Nominee: GIF, IVE	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	8	Kratos Defense & Security Solutions	• Senior academic leadership positions • Corporate board experience • Author • Consultant • PhD, Political Science
APP1-6

Nominee name and year of birth	Position with the Fund (year first appointed2)	Principal occupation(s) during past five years and positions held with affiliates of the Fund	Number of portfolios in Fund complex overseen[3]	Other directorships[4] held during past five years
Interested Board Member[5]
Michael C. Gitlin 1970	Nominee: CAPCAM, CAPCAS	Partner – Capital Fixed Income Investors (CFII), CRMC; Vice Chairman and Director, CRMC; Director, The Capital Group Companies, Inc. [6] (CGC)	88	None
Winnie Kwan 1972	Nominee: GIF, IVE	Partner – Capital Research Global Investors (CRGI), CIInc.[6]	5	None
Sung Lee 1966	Nominee: GIF, IVE	Partner – CRGI, CIInc.[6]; Director, CGC[6]	5	None
William L. Robbins 1968	Nominee: CAPUSE, EMGF	Partner – Capital International Investors (CII), CRMC; Partner – CII, Capital Bank & Trust Company (CB&T)[6]; Chair and Director, Capital Group International Inc.[6] (CGII)	12	None
James Terrile 1965	Nominee: CAPUSE, EMGF	Partner – CRGI, CRMC	6	None
Karl J. Zeile 1966	Nominee: CAPCAM, CAPCAS	Partner – CFII, CRMC	23	None
[1]	The term Independent Board Member refers to a board member who is not an “interested person” of the Fund within the meaning of the 1940 Act.
[2]	Board members and officers of the Fund serve until their resignation, removal or retirement.
[3]	Funds managed by CRMC or its affiliates. The number of portfolios within the fund complex overseen by a board member includes portfolios that a nominee would oversee if elected.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by CRMC or its affiliates) that are held by each board member as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[5]	The term Interested Board Member refers to a board member who is an “interested person” of the Fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the Fund’s investment adviser, CRMC, or affiliated entities.

6  Company affiliated with CRMC.

The address for all board members and nominees of the Funds is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

APP1-7

APPENDIX 2

Board Member Compensation and Fund Ownership

The following tables set forth information related to compensation and fund ownership for each nominee or continuing director/trustee. The amounts paid to a director/trustee as compensation by each Fund and by all Funds managed by CRMC and CIInc. or its affiliates that he or she oversees as a director/trustee are listed for each Fund’s most recently ended fiscal year. The tables also present the value of his or her holdings in each Fund and in all of the Funds he or she oversees (or would oversee, if elected) as a director/trustee as of June 30, 2022. As of June 30, 2022, the officers and trustees of CAPCAM, CAPCAS, CAPUSE, GIF and IVE, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund. As of August 1, 2022, the officers and directors of EMGF, as a group, owned beneficially or of record 1.80% of the outstanding shares of the fund.

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
CAPUSE
Independent Trustees[1]
Joseph C. Berenato[4]	$ 3,530	$ 442,625	N/A	N/A	N/A	N/A
Vanessa C. L. Chang[5]	3,587	404,250	None	Over $100,000	N/A	N/A
James G. Ellis[6]	3,474	489,250	None	Over $100,000	N/A	N/A
Jennifer C. Feikin[5]	3,659	80,875	None	$10,001-$50,000	N/A	N/A
John G. Freund, MD	N/A7	311,750	N/A	Over $100,000	N/A	Over $100,000
Pablo R. González Guajardo	3,511	379,000	None	Over $100,000	N/A	Over $100,000
Leslie Stone Heisz[5]	3,686	81,500	None	$10,001-$50,000	N/A	N/A
Merit E. Janow	N/A7	387,732	N/A	Over $100,000	N/A	Over $100,000
William D. Jones	3,395	460,625	$10,001-$50,000	Over $100,000	N/A	Over $100,000
John C. Mazziotta, MD, PhD	N/A7	255,750	N/A	Over $100,000	N/A	Over $100,000
William R. McLaughlin	N/A7	252,625	N/A	Over $100,000	N/A	Over $100,000
Kenneth M. Simril	N/A7	312,125	N/A	Over $100,000	N/A	N/A
Kathy J. Williams	N/A7	268,500	Over $100,000	Over $100,000	N/A	Over $100,000
Interested Trustees[8]
John S. Armour[9]	None [10]	None [10]	None	Over $100,000	N/A	N/A
APP2-1

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
William L. Robbins[11]	None [10]	None [10]	Over $100,000	Over $100,000	N/A	N/A
James Terrile[11]	None [10]	None [10]	N/A	Over $100,000	N/A	N/A

CGPCS Funds
Independent Trustees[1]
Joseph C. Berenato[4]	$ 27,779	$ 442,625	N/A	N/A	N/A	N/A
Vanessa C. L. Chang[5]	28,225	404,250	Over $100,000	Over $100,000	N/A	N/A
Francisco G. Cigarroa, MD	N/A7	233,125	None	None	N/A	N/A
James G. Ellis[6]	27,338	489,250	None	Over $100,000	N/A	N/A
Nariman Farvardin	N/A7	386,625	N/A	Over $100,000	N/A	Over $100,000
Jennifer Feikin	28,769	80,875	None	$10,001-$50,000	N/A	N/A
Pablo R. González Guajardo[5]	27,626	379,000	None	Over $100,000	N/A	Over $100,000
Leslie Stone Heisz	28,986	81,500	None	$10,001-$50,000	N/A	N/A
Mary Davis Holt	N/A7	375,625	N/A	Over $100,000	N/A	N/A
Merit E. Janow	N/A7	387,732	N/A	Over $100,000	N/A	Over $100,000
William D. Jones[5]	26,719	460,625	Over $100,000	Over $100,000	N/A	Over $100,000
Margaret Spellings	N/A7	514,226	N/A	Over $100,000	N/A	Over $100,000
Alexandra Trower	N/A7	260,375	Over $100,000	Over $100,000	N/A	Over $100,000
Paul S. Williams	N/A7	315,625	N/A	Over $100,000	N/A	Over $100,000
Interested Trustees[8]
John S. Armour[9]	None [10]	None [10]	Over $100,000	Over $100,000	N/A	N/A
Michael C. Gitlin[11]	None [10]	None [10]	Over $100,000	Over $100,000	N/A	N/A
Karl J. Zeile[11]	None [10]	None [10]	Over $100,000	Over $100,000	N/A	N/A

EMGF
Independent Trustees[1]
Joseph C. Berenato[4]	$ 11,633	$ 231,000	N/A	N/A	N/A	N/A
Vanessa C. L. Chang[5]	21,652	468,250	None	Over $100,000	N/A	N/A
APP2-2

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
James G. Ellis[6]	20,276	494,750	None	Over $100,000	N/A	N/A
Jennifer C. Feikin[5]	21,710	148,250	None	$10,001-$50,000	N/A	N/A
John G. Freund, MD	N/A7	354,000	N/A	Over $100,000	N/A	Over $100,000
Pablo R. González Guajardo	20,621	495,500	None	Over $100,000	N/A	Over $100,000
Leslie Stone Heisz[5]	22,085	149,500	None	$10,001-$50,000	N/A	N/A
Merit E. Janow	N/A7	473,978	N/A	Over $100,000	N/A	Over $100,000
William D. Jones	20,317	550,250	$10,001-$50,000	Over $100,000	N/A	Over $100,000
John C. Mazziotta, MD, PhD	N/A7	265,001	N/A	Over $100,000	N/A	Over $100,000
William R. McLaughlin	N/A7	262,251	N/A	Over $100,000	N/A	Over $100,000
Kenneth M. Simril	N/A7	340,249	N/A	Over $100,000	N/A	N/A
Kathy J. Williams	N/A7	334,000	N/A	Over $100,000	N/A	Over $100,000
Interested Trustees[8]
John S. Armour[9]	None [10]	None [10]	Over $100,000	Over $100,000	N/A	N/A
William L. Robbins[11]	None [10]	None [10]	Over $100,000	Over $100,000	N/A	N/A
James Terrile[11]	None [10]	None [10]	N/A	Over $100,000	N/A	N/A
GIF
Independent Trustees[1]
Joseph C. Berenato[4]	$ 10,791	$ 442,625	N/A	N/A	N/A	N/A
Vanessa C. L. Chang[5]	10,962	404,250	$50,001-$100,000	Over $100,000	N/A	N/A
James G. Ellis[6]	10,616	489,250	$10,001-$50,000	Over $100,000	N/A	N/A
Jennifer C. Feikin[5]	11,072	80,875	$1-$10,000	$10,001-$50,000	N/A	N/A
John G. Freund, MD	N/A7	311,750	N/A	Over $100,000	N/A	Over $100,000
Pedro J. Greer, Jr.	N/A7	216,875	N/A	None	N/A	Over $100,000
Pablo R. González Guajardo[5]	10,715	379,000	None	Over $100,000	$10,001-$50,000	Over $100,000
Leslie Stone Heisz[5]	11,165	81,500	$10,001-$50,000	$10,001-$50,000	N/A	N/A
Merit E. Janow	N/A7	387,732	N/A	Over $100,000	N/A	Over $100,000
William D. Jones[5]	10,371	460,625	Over $100,000	Over $100,000	$10,001-$50,000	Over $100,000
Earl Lewis, Jr.	N/A7	214,375	N/A	$10,001-$50,000	N/A	Over $100,000
APP2-3

Name	Aggregate compensation from Fund (inc. voluntarily deferred compensation2)	Total compensation from all Funds (inc. voluntarily deferred compensation2)	Dollar range[3] of Fund shares owned	Aggregate dollar range[3] of shares owned in all overseen Funds	Dollar range[3] of deferred compensation[2] allocated to Fund	Aggregate dollar range[3] of deferred compensation[2] allocated to all overseen Funds
Christopher E. Stone	N/A7	362,751	N/A	Over $100,000	N/A	Over $100,000
Kathy J. Williams	N/A7	268,500	N/A	Over $100,000	N/A	Over $100,000
Amy Zegart	N/A7	258,125	Over $100,000	Over $100,000	N/A	N/A
Interested Trustees[8]
John S. Armour[9]	None [10]	None [10]	Over $100,000	Over $100,000	N/A	N/A
Winnie Kwan[11]	None [10]	None [10]	N/A	Over $100,000	N/A	N/A
Sung Lee[11]	None [10]	None [10]	N/A	Over $100,000	N/A	N/A

IVE
Independent Trustees[1]
Joseph C. Berenato[4]	$ 11,984	$ 442,625	N/A	N/A	N/A	N/A
Vanessa C. L. Chang[5]	12,175	404,250	$50,001-$100,000	Over $100,000	N/A	N/A
James G. Ellis[6]	11,791	489,250	$10,001-$50,000	Over $100,000	N/A	N/A
Jennifer C. Feikin[5]	12,339	80,875	$1-$10,000	$10,001-$50,000	N/A	N/A
John G. Freund, MD	N/A7	311,750	N/A	Over $100,000	N/A	Over $100,000
Pedro J. Greer, Jr.	N/A7	216,875	N/A	None	N/A	Over $100,000
Pablo R. González Guajardo[5]	11,907	379,000	None	Over $100,000	$10,001-$50,000	Over $100,000
Leslie Stone Heisz[5]	12,439	81,500	$10,001-$50,000	$10,001-$50,000	N/A	N/A
Merit E. Janow	N/A7	387,732	N/A	Over $100,000	N/A	Over $100,000
William D. Jones[5]	11,521	460,625	$10,001-$50,000	Over $100,000	$10,001-$50,000	Over $100,000
Earl Lewis, Jr.	N/A7	214,375	N/A	$10,001-$50,000	N/A	Over $100,000
Christopher E. Stone	N/A7	362,751	N/A	Over $100,000	N/A	Over $100,000
Kathy J. Williams	N/A7	268,500	Over $100,000	Over $100,000	N/A	Over $100,000
Amy Zegart	N/A7	258,125	N/A	Over $100,000	N/A	N/A
Interested Trustees[8]
John S. Armour[9]	None [10]	None [10]	None	Over $100,000	N/A	N/A
Winnie Kwan[11]	None [10]	None [10]	N/A	Over $100,000	N/A	N/A
Sung Lee[11]	None [10]	None [10]	N/A	Over $100,000	N/A	N/A
APP2-4

1  An independent director/trustee refers to a director/trustee who is not an “interested person” of the Fund within the meaning of the 1940 Act.

2  Amounts may be deferred by eligible directors/trustees under a nonqualified deferred compensation plan adopted by the Funds. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the directors/trustees. Compensation shown in this table for the most recent fiscal year does not include earnings on amounts deferred in previous fiscal years.

3  Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 -$50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for interested directors/trustees include shares owned through the CGC retirement plan and 401(k) plan. N/A indicates that the listed individual was not a trustee of a particular Fund, did not allocate deferred compensation to the Fund or did not participate in the deferred compensation plan.

4  Mr. Berenato retired from the Boards on December 31, 2021.

[5]	Independent Board member is currently on the Board. Board member will not stand for election at the Shareholder Meetings.

6  Mr. Ellis plans to retire from the Boards at the end of 2022. He will remain on the Boards until his retirement but will not stand for election at the Shareholder Meetings.

7  Nominee who was not an independent director/trustee of the Fund at the close of the most recent fiscal year end period; therefore, the nominee did not receive any compensation from the Fund during its most recent fiscal year.

8  An interested director/trustee refers to a director/trustee who is an “interested person” of the Fund within the meaning of the 1940 Act on the basis of their affiliation with CRMC or affiliated entities.

[9]	Mr. Armour is an Interested Board member who plans to resign from the Boards at the end of 2022 and, accordingly, will not stand for election at the Shareholder Meetings.

10  No compensation is paid by the Fund to any director/trustee who is affiliated with CRMC.

11  Nominee who is not currently a director/trustee of the Fund.

APP2-5

APPENDIX 3

Executive Officers

Following are the executive officers of each Fund. Each officer listed was appointed and each will hold office until his or her resignation, removal or retirement, or until a successor is duly elected and qualified.

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with fund (year first appointed)
		President	Executive Vice President	Senior Vice President	Secretary	Treasurer
John S. Armour 1957	President and Director, Capital Group Private Client Services, Inc. (CGPCS)[1]	PCS (2013) CAPUSE (2019)
Arthur Caye 1970	Vice Chairman and Corporate Manager, Capital International Sàrl (CISA)[1]; Partner - Capital International Investors (CII), CISA[1]			EMGF (2022)
Eu-Gene Cheah 1965	Partner – Cll, CIInc.[1]			EMGF (2019) IVE (2019)
Gerald Du Manoir 1966	Partner – CII, CRMC; Partner – CII, Capital Bank & Trust Company (CB&T)[1]; Vice President, Capital Guardian (Canada), Inc.[1]	IVE (2019)		GIF (2019)
Cheryl E. Frank 1975	Partner – CII, CRMC; Director, The Capital Group Companies, Inc. (CGC)[1]			CAPUSE (2019)
Gregory D. Fuss 1959	Partner – CII, CRMC; Partner – CII, CB&T1; Senior Vice President, CGPCS[1]			CAPUSE (2019) GIF (2019) IVE (2019)
Victor D. Kohn 1957	Partner – CII, CRMC; Partner – CII, CB&T1; President and Director, CIInc.[1]	EMGF (1996)
Mark A. Marinella 1958	Partner – Capital Fixed Income Investors (CFII), CRMC			PCS (2016)
Gregory F. Niland 1971	Vice President – Investment Operations, CRMC					Various[2]
John R. Queen 1965	Partner – CFII, CRMC; Senior Vice President – CGPCS[1]			PCS (2009)
APP3-1

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with fund (year first appointed)
		President	Executive Vice President	Senior Vice President	Secretary	Treasurer
William L. Robbins 1968	Partner – CII, CRMC; Partner – CII, CB&T1; Chair and Director, Capital Group International, Inc (CGII)[1]	GIF (2019)		CAPUSE (2019)
Michael W. Stockton 1967	Senior Vice President – Fund Business Management Group, CRMC		Various[3]
Courtney R. Taylor 1975	Assistant Vice President – Fund Business Management Group, CRMC				Various[4]
F. Chapman Taylor 1959	Partner – CII, CRMC			EMGF (2011)
Steven T. Watson 1955	Partner – CII, CIInc.[1]; Director, CIInc[1]			GIF (2019)
Philip Winston 1955	Partner – CII, CRMC; Partner – CII, Capital International Limited[1] (CIL); Senior Vice President, CIL[1]			GIF (2019) IVE (2019)

1  Company affiliated with CRMC.

2  Gregory F. Niland is a treasurer of the following funds: CAPUSE (2019), PCS (2014), EMGF (2016), GIF (2019), and IVE (2019).

3  Michael W. Stockton is an executive vice president of the following funds: CAPUSE (2021), PCS (2021), EMGF (2021), GIF (2021), and IVE (2021).

4  Courtney R. Taylor is a secretary for the following funds: CAPUSE (2019), PCS (2009), EMGF (2016), GIF (2019), and IVE (2019).

All of the executive officers listed are officers and/or directors/trustees of one or more of the other Funds for which CRMC or an affiliate serves as investment adviser.

APP3-2

APPENDIX 4

Total Shares Outstanding

as of June 30, 2022

Fund	All Share Classes
American Funds Global Insight Fund	437,051,765.609
American Funds International Vantage Fund	74,205,358.180
Capital Group California Core Municipal Fund	60,042,548.865
Capital Group California Short-Term Municipal Fund	10,927,127.994
Capital Group U.S. Equity Fund	10,444,885.970
Emerging Markets Growth Fund, Inc.	237,845,684.555

APP4-1

APPENDIX 5

Principal Fund Shareholders

as of June 30, 2022

Name and address	Fund	Ownership	Ownership percentage
Capital Group Private Client Services Omnibus Account #5 Irvine, CA	Capital Group California Core Municipal Fund	Record	Class M	82.19%
Capital Group Private Client Services Omnibus Account #6 Irvine, CA	Capital Group California Core Municipal Fund	Record	Class M	17.63
Capital Group Private Client Services Omnibus Account #7 Irvine, CA	Capital Group California Short-Term Municipal Fund	Record	Class M	86.71
Capital Group Private Client Services Omnibus Account #8 Irvine, CA	Capital Group California Short-Term Municipal Fund	Record	Class M	10.30

Name and address	Fund	Ownership	Ownership Percentage
Pershing LLC Omnibus Account Jersey City, NJ	Capital Group U.S. Equity Fund	Record	Class M	77.91%
BNY Mellon N A Omnibus Account Pittsburgh, PA	Capital Group U.S. Equity Fund	Record	Class M	9.21

Name and address	Fund	Ownership	Ownership Percentage
Capital Group Private Client Services Account Irvine, CA	Emerging Markets Growth Fund	Record	Class F-3	83.59%
			Class M	13.70
State Farm Mutual Automobile Insurance Company Investment Account & Retirement Trust Bloomington, IL	Emerging Markets Growth Fund	Record[1] Beneficial[2]	Class M	59.03
Capital Group Companies, Inc. Retirement Plan Los Angeles, CA	Emerging Markets Growth Fund	Record	Class M	6.18
Capital Research & Management Co. Corporate Account Los Angeles, CA	Emerging Markets Growth Fund	Record	Class R-6	100.00

1  Shareholders of record:

  State Farm Employee Retirement Trust, 38.53%

  State Farm Mutual Automobile Insurance Company, 20.50%

2  State Farm, which is an insurance company organized under the laws of Illinois, has authority to vote for the above accounts, which combined represent more than 25% of the fund’s voting securities.

  State Farm is therefore considered a control person of the fund. In the event a shareholder vote is required, State Farm could control the vote, depending on its ownership interest at the time.

APP5-1

Name and address	Fund	Ownership	Ownership Percentage
Edward D Jones & Co For the Benefit of Customers Omnibus Account Saint Louis, MO	American Funds Global Insight Fund	Record	Class A	22.42%
Pershing LLC Omnibus Account Jersey City, NJ	American Funds Global Insight Fund	Record	Class A	9.78
			Class C	6.89
			Class F-2	13.85
			Class F-3	83.30
			Class R-5	79.96
National Financial Services LLC for Exclusive Benefit of Our Customers Omnibus Account Jersey City, NJ	American Funds Global Insight Fund	Record	Class A	7.77
			Class C	6.45
			Class F-1	35.95
			Class F-2	6.73
Morgan Stanley Smith Barney LLC for the Benefit of its Customers Omnibus Account New York, NY	American Funds Global Insight Fund	Record	Class A	7.12
			Class C	36.62
			Class F-2	12.19
Raymond James Omnibus for Mutual Funds House Account St Petersburg, FL	American Funds Global Insight Fund	Record	Class A	6.37%
			Class C	8.85
			Class R-3	6.48
Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of Its Customers Omnibus Account Jacksonville, FL	American Funds Global Insight Fund	Record	Class C Class F-2	5.61 5.41

LPL Financial — Omnibus Customer Account San Diego, CA	American Funds Global Insight Fund	Record	Class C Class F-2	5.42 36.41
Stifel Nicolaus & Co Inc Exclusive Benefit of Customers Omnibus Account Saint Louis, MO	American Funds Global Insight Fund	Record	Class C Class R-2	5.38 10.38
TD Ameritrade Inc for the Exclusive Benefit of our Clients Omnibus Account Omaha, NE	American Funds Global Insight Fund	Record	Class F-1	23.86
Charles Schwab & Co Inc Special Custody Acct for Exclusive Benefit of Customers — Reinvest Ac San Francisco, CA	American Funds Global Insight Fund	Record	Class F-1	20.07
BNY Mellon NA Omnibus Account Pittsburgh, PA	American Funds Global Insight Fund	Record	Class F-3	10.38
APP5-2

Name and address	Fund	Ownership	Ownership Percentage
VCSP/CollegeAmerica 529 Plans North Chesterfield, VA	American Funds Global Insight Fund	Record	Class 529-A	100.00
			Class 529-C	100.00
			Class 529-E	100.00
			Class 529-T	100.00
			Class 529-F-1	100.00
			Class 529-F-2	100.00
			Class 529-F-3	100.00
Wissahickon School District 403b Plan Denver, CO	American Funds Global Insight Fund	Record Beneficial	Class R-1	58.65
Capital Research & Management Company Corporate Account Los Angeles, CA	American Funds Global Insight Fund	Record	Class R-1	31.25%
			Class R-2E	12.78
			Class R-5	18.45
Gloucester Township BOE (NJ) 403b Plan Riverton, NJ	American Funds Global Insight Fund	Record Beneficial	Class R-1	10.09
Three Village Dental 401k Plan South Setauket, NY	American Funds Global Insight Fund	Record Beneficial	Class R-2	15.11
Consilium Consulting Inc 401k Plan Greenwood Vlg, CO	American Funds Global Insight Fund	Record Beneficial	Class R-2	13.60
MacFawn Enterprises Inc 401k Plan Albany, NY	American Funds Global Insight Fund	Record Beneficial	Class R-2	7.59
Swafford Trucking Inc 401k Plan Greenwood Vlg, CO	American Funds Global Insight Fund	Record Beneficial	Class R-2	5.74
True Air 401k Plan Greenwood Vlg, CO	American Funds Global Insight Fund	Record Beneficial	Class R-2E	73.96
Digestive Specialist of N Harris County 401k Plan Greenwood Vlg, CO	American Funds Global Insight Fund	Record Beneficial	Class R-2E	13.25
Great-West Trust Co LLC TTEE FBO Employee Benefits Clients 401k Greenwood Vlg, CO	American Funds Global Insight Fund	Record Beneficial	Class R-3	35.88
401k Plan Dallas, TX	American Funds Global Insight Fund	Beneficial	Class R-3	6.78
Retirement Plan Sewickley, PA	American Funds Global Insight Fund	Beneficial	Class R-3	5.99
Uchiyama Manufacturing America LLC 401k Plan Pittsburgh, PA	American Funds Global Insight Fund	Record Beneficial	Class R-4	67.00
United Federation of Dhia Inc 401k Plan Pittsburgh, PA	American Funds Global Insight Fund	Record Beneficial	Class R-4	9.28
APP5-3

Name and address	Fund	Ownership	Ownership Percentage
Concord Childrens Clinic 401k Plan Concord, NC	American Funds Global Insight Fund	Record Beneficial	Class R-4	5.44%
McCarthy Wealth Management 401k Plan #1 Newport Beach, CA	American Funds Global Insight Fund	Record Beneficial	Class R-5E	27.60
McCarthy Wealth Management 401k Plan #2 Newport Beach, CA	American Funds Global Insight Fund	Record Beneficial	Class R-5E	25.29
McDermott Financial Group 401k Plan Jackson, WY	American Funds Global Insight Fund	Record Beneficial	Class R-5E	11.06
Individual Investor Corvallis, MT	American Funds Global Insight Fund	Beneficial	Class R-5E	6.27
American Funds 2030 Target Date Retirement Fund Norfolk, VA	American Funds Global Insight Fund	Record	Class R-6	18.57
American Funds 2035 Target Date Retirement Fund Norfolk, VA	American Funds Global Insight Fund	Record	Class R-6	18.34
American Funds 2040 Target Date Retirement Fund Norfolk, VA	American Funds Global Insight Fund	Record	Class R-6	15.94
American Funds 2025 Target Date Retirement Fund Norfolk, VA	American Funds Global Insight Fund	Record	Class R-6	12.85
American Funds 2045 Target Date Retirement Fund Norfolk, VA	American Funds Global Insight Fund	Record	Class R-6	11.27
American Funds 2050 Target Date Retirement Fund Norfolk, VA	American Funds Global Insight Fund	Record	Class R-6	6.91
American Funds 2020 Target Date Retirement Fund Norfolk, VA	American Funds Global Insight Fund	Record	Class R-6	6.34

Name and address	Fund	Ownership	Ownership Percentage
Edward D Jones & Co For the Benefit of Customers Omnibus Account Saint Louis, MO	American Funds International Vantage Fund	Record	Class A	17.71%
Pershing LLC Omnibus Account Jersey City, NJ	American Funds International Vantage Fund	Record	Class A	16.06
			Class F-3	35.37
			Class R-2	14.08
APP5-4

Name and address	Fund	Ownership	Ownership Percentage
Morgan Stanley Smith Barney LLC for the Benefit of Its Customers Omnibus Account New York, NY	American Funds International Vantage Fund	Record	Class A Class C Class F-2	14.15 52.46 22.55

Raymond James Omnibus for Mutual Funds House Account St Petersburg, FL	American Funds International Vantage Fund	Record	Class A Class F-2	5.88 10.07

Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of Its Customers Omnibus Account Jacksonville, FL	American Funds International Vantage Fund	Record	Class C Class F-2	11.33 14.32

Charles Schwab & Co Inc Special Custody Acct for Exclusive Benefit of Customers — Reinvest Ac #1 San Francisco, CA	American Funds International Vantage Fund	Record	Class F-1 Class F-3	58.19 16.71

National Financial Services LLC for Exclusive Benefit of Our Customers Omnibus Account Jersey City, NJ	American Funds International Vantage Fund	Record	Class F-1 Class F-2	10.21 10.27

TD Ameritrade Inc for the Exclusive Benefit of Our Clients Omnibus Account Omaha, NE	American Funds International Vantage Fund	Record	Class F-1	8.61
LPL Financial — Omnibus Customer Account San Diego, CA	American Funds International Vantage Fund	Record	Class F-2	16.22
UBS WM USA Omnibus Account Weehawken, NJ	American Funds International Vantage Fund	Record	Class F-2	12.26
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Account Minneapolis, MN	American Funds International Vantage Fund	Record	Class F-2	5.21
J P Morgan Securities LLC For the Benefit of our Customers Omnibus Account Brooklyn, NY	American Funds International Vantage Fund	Record	Class F-3	11.20
Charles Schwab & Co Inc Special Custody Acct FBO Customers #2 San Francisco, CA	American Funds International Vantage Fund	Record	Class F-3	11.14
Phoenix Children’s Hospital Long Term Funds Account Phoenix, AZ	American Funds International Vantage Fund	Record	Class F-3	8.98
SEI Private Trust Co C/O GWP US Advisors Account Oaks, PA	American Funds International Vantage Fund	Record	Class F-3	5.26
APP5-5

Name and address	Fund	Ownership	Ownership Percentage
VCSP/CollegeAmerica 529 Plans North Chesterfield, VA	American Funds International Vantage Fund	Record	Class 529-A	100.00
			Class 529-C	100.00
			Class 529-E	100.00
			Class 529-T	100.00
			Class 529-F-1	100.00
			Class 529-F-2	100.00
			Class 529-F-3	100.00
Capital Research & Management Co Corporate Account Los Angeles, CA	American Funds International Vantage Fund	Record	Class R-1 Class R-2E	14.41 36.98

Oak Hills Local School District 403b Plan Denver, CO	American Funds International Vantage Fund	Record Beneficial	Class R-1	77.91
VMC Tools Solutions LLC Retirement Plan Farmers Branch, TX	American Funds International Vantage Fund	Record Beneficial	Class R-2	30.52
401k Plan #1 Fargo, ND	American Funds International Vantage Fund	Beneficial	Class R-2	16.06
Best Kids 401k Plan Port Huron, MI	American Funds International Vantage Fund	Record Beneficial	Class R-2	6.46
CD Redding Construction 401k Plan #1 Salem, OR	American Funds International Vantage Fund	Record Beneficial	Class R-2	5.30
Psychiatric Professionals of Georgia 401k Plan Greenwood Vlg, CO	American Funds International Vantage Fund	Record Beneficial	Class R-2E	45.94%
401k Plan #2 Greenwood Vlg, CO	American Funds International Vantage Fund	Beneficial	Class R-2E	17.06
SJL Law LLP 401k Plan Hermosa Beach, CA	American Funds International Vantage Fund	Record Beneficial	Class R-3	17.06
401k Plan #3 Shreveport, LA	American Funds International Vantage Fund	Beneficial	Class R-3	8.98
Traverse City Area 403b Plan Denver, CO	American Funds International Vantage Fund	Record Beneficial	Class R-3	7.51
401k Plan #4 Traverse City, MI	American Funds International Vantage Fund	Beneficial	Class R-3	6.91
401k Plan #5 Shreveport, LA	American Funds International Vantage Fund	Beneficial	Class R-3	6.80
Sitelines Park & Playground 401k Plan Snohomish, WA	American Funds International Vantage Fund	Record Beneficial	Class R-3	5.25
Coyle And Company Graphics Inc 401k Plan Greenwood Vlg, CO	American Funds International Vantage Fund	Record Beneficial	Class R-4	53.23
401k Plan #6 Seattle, WA	American Funds International Vantage Fund	Beneficial	Class R-4	17.96
APP5-6

Name and address	Fund	Ownership	Ownership Percentage
401k Plan #7 Dix Hills, NY	American Funds International Vantage Fund	Beneficial	Class R-4	12.05
Vigiluccis Restaurants Group 401k Plan #1 Carlsbad, CA	American Funds International Vantage Fund	Record Beneficial	Class R-5	22.29
Enerdyne Power Systems 401k Plan Sanford, NC	American Funds International Vantage Fund	Record Beneficial	Class R-5	16.45
Vigiluccis Restaurants Group 401k Plan #2 Oceanside, CA	American Funds International Vantage Fund	Record Beneficial	Class R-5	9.74
National Financial Services LLC 401k Plan Jersey City, NJ	American Funds International Vantage Fund	Record Beneficial	Class R-5	8.32
Bray & Long PLLC 401k Plan Charlotte, NC	American Funds International Vantage Fund	Record Beneficial	Class R-5	5.42
McDermott Financial Group 401k Plan Jackson, WY	American Funds International Vantage Fund	Beneficial	Class R-5E	12.63
Diversified Chemical Prod 401k Plan Hockessin, DE	American Funds International Vantage Fund	Record Beneficial	Class R-5E	12.47
Sincebaugh Auto LLC 401k Plan Auburn, NY	American Funds International Vantage Fund	Record Beneficial	Class R-5E	8.61
Tri Tec 401k Plan Dearborn, MI	American Funds International Vantage Fund	Record Beneficial	Class R-5E	7.86
Auctus Advisors 401k Plan Kannapolis, NC	American Funds International Vantage Fund	Record Beneficial	Class R-5E	6.53
Western States Construction Mgmt 401k Plan Eastvale, CA	American Funds International Vantage Fund	Record Beneficial	Class R-5E	5.12
Voya Institutional Trust Company 401k Plan Windsor, CT	American Funds International Vantage Fund	Record Beneficial	Class R-6	77.22
Reliance Trust Company Trustee 401k Plan Great Neck, NY	American Funds International Vantage Fund	Record Beneficial	Class R-6	6.10
Great-West Trust Co LLC TTEE FBO Employee Benefits Clients 401k Greenwood Vlg, CO	American Funds International Vantage Fund	Record Beneficial	Class R-6	5.40

As of June 30, 2022, the officers and trustees of CAPCAM, CAPCAS, CAPUSE, GIF and IVE, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund. As of August 1, 2022, the officers and directors of EMGF, as a group, owned beneficially or of record 1.80% of the outstanding shares of the fund.

APP5-7

APPENDIX 6

Independent Auditors and Related Fees

			Audit Fees			Audit-Related Fees			Tax Fees			Aggregate Non-Audit Fees
Fund	FYE	Audit Firm	2022	2021	2020	2022	2021	2020	2022	2021	2020	2022	2021	2020
GIF	Oct 31	PwC		$ 43,000	$ 39,000		None	None		$ 8,000	$ 8,000		$ 10,000	$ 31,000
IVE	Oct 31	PwC		42,000	39,000		None	None		8,000	8,000		10,000	31,000
CAPCAM	Oct 31	PwC		32,000	32,000		None	None		7,000	7,000		8,000	30,000
CAPCAS	Oct 31	PwC		31,000	31,000		None	None		7,000	7,000		8,000	30,000
CAPUSE	Oct 31	PwC		30,000	38,000		None	None		7,000	7,000		9,000	31,000
EMGF	June 30	PwC	$120,000	$ 119,000		None	None		$ 8,000	$ 8,000		$ 8,000	$ 8,000
APP6-1

PROXY CARD

CAPITAL GROUP®

AMERICAN FUNDS® GLOBAL INSIGHT FUND
AMERICAN FUNDS® INTERNATIONAL VANTAGE FUND
CAPITAL GROUP PRIVATE CLIENT SERVICES FUNDS
CAPITAL GROUP U.S. EQUITY FUND
EMERGING MARKETS GROWTH FUND, INC.
FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 2, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby acknowledges receipt of the Notice of Joint Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Joint Special Shareholder Meeting of each Fund listed below to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on Friday, December 2, 2022 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, "FOR" each director/trustee nominee in the Proposals, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Joint Special Meeting of Shareholders.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIAL
for the Joint Special Meeting of Shareholders on December 2, 2022.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/afs-32863

VOTE ON THE INTERNET
Log on to:
https://www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions *available 24 hours*

AFS_32863_092922

PLEASE REVIEW THE OTHER SIDE OF THIS CARD FOR YOUR PROPOSALS.
THANK YOU FOR PARTICIPATING, YOUR VOTE IS IMPORTANT!

xxxxxxxxxxxxxx code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposals

1a. To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box "For All Except" and write the nominee number on the line provided.

01. John G. Freund, MD
02. Pedro J. Greer, Jr.
03. Merit E. Janow
04. Winnie Kwan
05. Sung Lee
06. Earl Lewis, Jr.
07. Christopher E. Stone
08. Kathy J. Williams
09. Amy Zegart, PhD

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 American Funds® Global Insight Fund	☐	☐	☐ ______
02 American Funds® International Vantage Fund	☐	☐	☐ ______

1b. To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box "For All Except" and write the nominee number on the line provided.

01. Francisco G. Cigarroa, MD
02. Nariman Farvardin
03. Jennifer C. Feikin
04. Michael C. Gitlin
05. Leslie Stone Heisz
06. Mary Davis Holt
07. Merit E. Janow
08. Margaret Spellings
09. Alexandra Trower
10. Paul S. Williams
11. Karl J. Zeile

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Capital Group California Core Municipal Fund	☐	☐	☐ ______
02 Capital Group California Short-Term Municipal Fund	☐	☐	☐ ______

1c. To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box "For All Except" and write the nominee number on the line provided.

01. John G. Freund, MD
02. Pablo R. González Guajardo
03. Merit E. Janow
04. William D. Jones
05. John C. Mazziotta, MD, PhD
06. William R. McLaughlin
07. William L. Robbins
08. Kenneth M. Simril
09. James Terrile
10. Kathy J. Williams

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Capital Group U.S. Equity Fund	☐	☐	☐ ______
02 Emerging Markets Growth Fund, Inc.	☐	☐	☐ ______

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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XXXXXXXXXXXXXX AFS 32863 XXXXXXXX